UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 7, 2021 (May 5, 2021)
Date of Report (Date of earliest event reported)
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FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 5, 2021, L. Peter Sharpe retired from our board. We thank Mr. Sharpe for his service to our Company over the years.

Item 5.07: Submission of Matters to vote of Security Holders.
The Company held its Annual Meeting on May 5, 2021. Of the 129,127,858 shares of common stock outstanding and entitled to vote on the March 11, 2021 record date for the Annual Meeting, a total of 115,625,251 shares of common stock were represented in person or by proxy. Results of votes with respect to proposals submitted at the Annual Meeting are as follows:

a.To elect the seven directors listed below to the Board of Directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified. The company's stockholders voted to elect the seven nominees to serve as directors. Votes recorded, by nominee, were as follows:

NOMINEE	For	Against	Abstain
Peter E. Baccile	110,533,108	1,627,833	68,611
Teresa B. Bazemore	111,133,089	1,023,947	72,516
Matthew S. Dominski	109,669,259	2,486,619	73,674
H. Patrick Hackett, Jr.	109,698,492	2,457,612	73,448
Denise A. Olsen	109,688,407	2,468,291	72,854
John E. Rau	108,282,024	3,874,229	73,299
Marcus L. Smith	111,092,239	1,065,326	71,987
There were 3,395,699 broker non-votes with respect to each nominee.
b.To approve, on an advisory (i.e. non-binding) basis, the compensation of the company's named executive officers as disclosed in the proxy statement for the Annual Meeting. The stockholders voted to approve this proposal with 94,999,685 votes "For" and 16,933,911 votes "Against". There were 295,956 abstentions and 3,395,699 broker non-votes with respect to such proposal.
c.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The Company’s stockholders voted to approve this proposal with 112,700,142 votes “For” and 2,837,244 votes “Against”. There were 87,865 abstentions and no broker non-votes with respect to such proposal.

Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits. The following are filed herewith:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
its general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: May 7, 2021